[GRAPHIC:  Watermark of five stars in center of page.]

* China Region Opportunity Fund -- "One of the purest China plays." MUTUAL FUNDS MAGAZINE, December 1996.

* U.S. All American Equity Fund -- ranked 5 stars by Morningstar for the one year period ending September 30, 1996.


  PLEASE READ THE ENCLOSED ARTICLE ON BIN SHI, PORTFOLIO MANAGER OF THE CHINA
         REGION OPPORTUNITY FUND AND THE U.S. ALL AMERICAN EQUITY FUND.